UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2013

Terreno Realty Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-34603	27-1262675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Montgomery Street, Suite 200

San Francisco, CA 94104

(Address of principal executive offices) (Zip Code)

(415) 655-4580

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends and supplements the registrant’s Form 8-K, filed on December 31, 2013 reporting the acquisition of JFK Airgate (the “Initial Report”), to include the historical financial statements and pro forma financial information required by Item 9.01(a) and (b) of Form 8-K. This Form 8-K/A should be read in conjunction with the Initial Report.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements Under Rule 3-14 of Regulation S-X

(b)	Unaudited Pro Forma Condensed Consolidated Information

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2013	10
Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2013	11
Unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income for the nine months ended September 30, 2013	12
Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income for the nine months ended September 30, 2013	13
Unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2012	15
Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2012	16

(d)	Exhibits

Exhibit Number	Title

23.1*	Consent of Independent Auditor

*	Filed herewith

Report of Independent Auditors

The Board of Directors and Stockholders of

Terreno Realty Corporation

We have audited the accompanying statement of revenues and certain expenses of JFK Airgate (the “Property”), for the year ended December 31, 2012, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues and certain expenses that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues and certain expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues and certain expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of JFK Airgate for the year ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

Basis of Accounting

As described in Note 1 to the financial statements, the statement of revenues and certain expenses of the Property have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A of Terreno Realty Corporation, and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Ernst & Young LLP

San Francisco, California

February 18, 2014

JFK Airgate

Statements of Revenues and Certain Expenses

For the Nine Months Ended September 30, 2013 (unaudited)

and the Year Ended December 31, 2012

(in thousands)

	For the Nine Months Ended September 30, 2013 (unaudited)	For the Year Ended December 31, 2012
Revenues:
Rental	$2,388	$3,255
Tenant reimbursements	925	946

Total revenues	3,313	4,201
Certain expenses:
Property operating expenses	731	757
Real estate taxes	567	717

Total expenses	1,298	1,474

Revenues in excess of certain expenses	$2,015	$2,727

See accompanying notes to statements of revenues and certain expenses.

JFK Airgate

Notes to Statements of Revenues and Certain Expenses

For the Nine Months Ended September 30, 2013 (unaudited)

and the Year Ended December 31, 2012

1.	Background and Basis of Presentation

The accompanying statements of revenues and certain expenses present the results of operations of JFK Airgate (the “Property”) for the nine months ended September 30, 2013 (unaudited) and the year ended December 31, 2012. The Property was acquired by a wholly-owned subsidiary of Terreno Realty Corporation from a third-party seller, Prologis Targeted U.S. Logistics Fund, L.P., on December 27, 2013 for approximately $53.1 million. The Property is located in Queens, New York and consists of four multi-tenant industrial buildings containing 229,258 square feet (unaudited), which were approximately 99% leased to 19 tenants (unaudited) at the time of acquisition.

The accompanying statements of revenues and certain expenses have been prepared on the accrual basis of accounting. The statements of revenues and certain expenses have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission and for inclusion in this Current Report on Form 8-K/A of Terreno Realty Corporation and are not intended to be a complete presentation of the revenues and expenses of the Property for the nine months ended September 30, 2013 and the year ended December 31, 2012 as certain expenses, primarily depreciation and amortization expense and other costs not comparable to the proposed future operations of the Property have been excluded. Management is not aware of any material factors at the Property other than those disclosed above, that would cause the reported financial information not to be necessarily indicative of future operating results.

2.	Summary of Significant Accounting Policies

Revenue Recognition

Rental revenues from operating leases are recorded on a straight-line basis over the terms of the leases. Tenant reimbursements represent recoveries from tenants for utilities and certain property maintenance expenses. Tenant reimbursements are recognized as revenues in the period the applicable costs are accrued.

Property Operating Expenses

Property operating expenses represent the direct expenses of operating the Property and include maintenance, utilities, property management fees, repairs, and insurance costs that are expected to continue in the ongoing operations of the Property. Expenditures for maintenance and repairs are charged to operations as incurred.

Use of Estimates

The preparation of the statements of revenues and certain expenses in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates used in the preparation of the statements of revenues and certain expenses.

Interim Statements

The statement of revenues and certain expenses for the nine months ended September 30, 2013 is unaudited, however, in the opinion of management of Terreno Realty Corporation, all significant adjustments necessary for a fair presentation of the statement for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for the full year of the operation of the Property.

Tenant Concentration

For the year ended December 31, 2012, three tenants accounted for approximately 54% of revenues.

Future Minimum Rental Income

Future minimum rents to be received under non-cancelable lease agreements as of December 31, 2012 were as follows (in thousands):

2013	$3,152
2014	3,368
2015	3,058
2016	2,720
2017	2,513
Thereafter	846

Total	$15,657

UNAUDITED PRO FORMA FINANCIAL INFORMATION OF TERRENO REALTY CORPORATION

The following unaudited pro forma financial information of Terreno Realty Corporation (the “Company”) is based on the historical financial statements of the Company. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2013 is based on the Company’s consolidated balance sheet and reflects the subsequent acquisitions of Michele, Meadow, Ethel, 8215 Dorsey, Forbes, Broadway, Pennsy and JFK Airgate and the related borrowings on the term loan payable and revolving credit facility as if such transactions had occurred on September 30, 2013. The unaudited pro forma condensed consolidated statements of operations and comprehensive income for the nine months ended September 30, 2013 and the year ended December 31, 2012 have been prepared to reflect the incremental effect of the acquisition of properties by the Company during the period from January 1, 2013 to December 27, 2013 (the “2013 Acquisitions”) and the year ended December 31, 2012 (the “2012 Acquisitions”) as if such transactions had occurred on January 1, 2013 for the September 30, 2013 statements and January 1, 2012 for the December 31, 2012 statement.

The following table summarizes the 2013 and 2012 Acquisitions (in thousands):

Property Name	Location	Acquisition Date	Purchase Price (in thousands)	Assumed Debt
107th Avenue	Medley, FL	March 6, 2013	$5,095	$—
SeaTac 8th Ave	Burien, WA	March 21, 2013	6,450	—
240 Littlefield Avenue	South San Francisco, CA	April 3, 2013	8,400	—
101st Road	Medley, FL	April 26, 2013	6,000	—
Americas Gateway	Doral, FL	May 22, 2013	23,725	—
Route 100	Elkridge, MD	June 12, 2013	16,650	—
1 Dodge Drive	West Caldwell, NJ	June 20, 2013	6,775	—
17 Madison	Fairfield, NJ	July 23, 2013	2,840	—
550 Delancy	Newark, NJ	July 25, 2013	15,000	—
Melanie Lane	East Hanover, NJ	September 30, 2013	20,000	—
341 Michele	Carlstadt, NJ	October 17, 2013	7,375	—
465 Meadow	Carlstadt, NJ	October 17, 2013	2,500	—
60 Ethel	Piscataway, NJ	November 6, 2013	7,000	—
8215 Dorsey	Jessup, MD	November 15, 2013	6,000	—
7230 Forbes	Lanham, MD	December 11, 2013	5,600	—
14611 Broadway	Gardena, CA	December 19, 2013	6,000	—
3601 Pennsy	Landover, MD	December 23, 2013	7,000	—
JFK Airgate	Queens, NY	December 27, 2013	53,111	—

2013 Acquisitions			$205,521	$—
Global Plaza	Sterling, VA	March 16, 2012	$6,100	$—
Garfield	Commerce, CA	May 30, 2012	52,400	—
Whittier	Whittier, CA	June 12, 2012	16,100	—
Caribbean	Sunnyvale, CA	July 3, 2012	33,718	—
78th Avenue	Doral, FL	July 23, 2012	4,200	—
Manhattan Beach	Redondo Beach, CA	July 31, 2012	14,150	—
Carlton Court	South San Francisco, CA	August 2, 2012	3,575	—
Troy Hill	Elkridge, MD	August 17, 2012	6,664	3,628
26th Street	Miami, FL	September 25, 2012	12,100	6,159
Sweitzer	Laurel, MD	October 15, 2012	6,950	—
17600 West Valley Highway	Tukwila, WA	December 14, 2012	8,000	5,045
631 Brennan	San Jose, CA	December 19, 2012	4,176	—
South Main	Carson, CA	December 20, 2012	12,750	—

2012 Acquisitions			180,883	14,832

Total			$386,404	$14,832

The unaudited pro forma financial information is not necessarily indicative of what the Company’s results of operations or financial condition would have been assuming the acquisition of properties had occurred at the beginning of the periods presented, nor is it indicative of the Company’s results of operations or financial condition for future periods. In management’s opinion, all adjustments necessary to reflect the effects of these transactions have been made. The unaudited pro forma financial information and accompanying notes should be read in conjunction with the Company’s financial statements included on Form 10-K for the year ended December 31, 2012 and Quarterly Report on Form 10-Q for the nine months ended September 30, 2013.

Terreno Realty Corporation

Pro Forma Condensed Consolidated Balance Sheet

As of September 30, 2013

(in thousands – except share and per share data)

(Unaudited)

	Terreno Realty Corporation (1)	JFK Airgate (2)	Other 2013 Acquisitions (3)	Pro Forma Terreno Realty Corporation
ASSETS
Investments in real estate, net	$539,413	$53,111	$41,475	$633,999
Cash and cash equivalents	64,611	(21,791)	(40,994)	1,826
Deferred financing costs, net	2,071	—	—	2,071
Other assets, net	9,559	—	—	9,559

Total assets	$615,654	$31,320	$481	$647,455

LIABILITIES AND EQUITY
Liabilities
Credit facility	$—	$31,000	$—	$31,000
Term loan payable	50,000	—		50,000
Mortgage loans payable	109,151	—	—	109,151
Security deposits	3,146	320	390	3,856
Intangible liabilities	3,376	—	91	3,467
Dividends payable	3,249	—	—	3,249
Accounts payable and other liabilities	7,690	—	—	7,690

Total liabilities	176,612	31,320	481	208,413
Commitments and contingencies
Equity
Stockholders’ equity
Preferred stock: $0.01 par value, 100,000,000 shares authorized, and 1,840,000 shares (liquidation preference of $25.00 per share) issued and outstanding	46,000	—	—	46,000
Common stock: $0.01 par value, 400,000,000 shares authorized, and 24,990,446 shares issued and outstanding	249	—	—	249
Additional paid-in capital	394,907	—	—	394,907
Accumulated deficit	(2,114)	—	—	(2,114)

Total stockholders’ equity	439,042	—	—	439,042

Total liabilities and equity	$615,654	$31,320	$481	$647,455

See accompanying notes to unaudited pro forma condensed consolidated balance sheet.

Terreno Realty Corporation

Notes to Pro Forma Condensed Consolidated Balance Sheet

As of September 30, 2013

(Unaudited)

(1)	Represents the unaudited historical consolidated balance sheet of Terreno Realty Corporation (the “Company”) as of September 30, 2013. See the historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013.

(2)	Reflects the acquisition of JFK Airgate as if it had occurred on September 30, 2013 for approximately $53.1 million. The acquisition was funded by a combination of cash on hand and borrowings under the Company’s revolving credit facility.

(3)	Reflects the acquisitions of Michele, Meadow, Ethel, Dorsey, Forbes, Broadway and Pennsy for approximately $41.5 million. The acquisitions were funded by cash on hand.

Terreno Realty Corporation

Pro Forma Condensed Consolidated Statement of Operations

and Comprehensive Income

For the Nine Months Ended September 30, 2013

(in thousands – except share and per share data)

(Unaudited)

	Terreno Realty Corporation (1)	2013 Acquisitions		Pro Forma Adjustments		Pro Forma Terreno Realty Corporation
REVENUES
Rental revenues	$32,360	$10,583	(2)	$—		$42,943

Total revenues	32,360	10,583		—		42,943

COSTS AND EXPENSES
Property operating expenses	9,141	2,706	(2)	—		11,847
Depreciation and amortization	8,796	3,797	(2)	—		12,593
General and administrative	6,170	—		—		6,170
Acquisition costs	1,861	—		(1,861)	(3)	—

Total costs and expenses	25,968	6,503		(1,861)		30,610

OTHER INCOME (EXPENSE)
Interest and other income	106	—		—		106
Interest expense, including amortization	(4,610)	—		(830)	(4)	(5,440)

Total other income and expenses	(4,504)	—		(830)		(5,334)

Income from continuing operations	1,888	4,080		1,031		6,999

Discontinued operations
Income from discontinued operations	1,052	—		—		1,052

Net income	2,940	4,080		1,031		8,051
Preferred stock dividends	(2,674)	—		—		(2,674)

Net and comprehensive income available to common stockholders	$266	$4,080		$1,031		$5,377

EARNINGS PER COMMON SHARE - BASIC AND DILUTED:
Net (loss) income available to common stockholders	$(0.04)	—		—		$0.17
Income from discontinued operations	0.05	—		—		$0.04

Net income available to common stockholders	$0.01	$—		$—		$0.21

BASIC AND DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	19,723,266			5,109,742	(5)	24,833,008

See accompanying notes to unaudited pro forma condensed consolidated statement of operations and comprehensive income.

Terreno Realty Corporation

Notes to Pro Forma Condensed Consolidated Statement of Operations

and Comprehensive Income

For the Nine Months Ended September 30, 2013

(Unaudited)

(1)	Represents the unaudited historical consolidated operations of Terreno Realty Corporation (the “Company”) for the nine months ended September 30, 2013. See the historical condensed consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013.

(2)	The following table sets forth the incremental rental revenues, operating expenses and depreciation and amortization of the 2013 Acquisitions for the nine months ended September 30, 2013 based on the historical and pro forma operations of such properties for the periods prior to acquisition by the Company as if the properties were acquired on January 1, 2012 (dollars in thousands).

	Acquisition Date	Rental Revenues	Operating Expenses	Depreciation and Amortization	Interest Expense
107th Avenue	March 6, 2013	$111	$25	$33	$—
SeaTac 8th Ave	March 21, 2013	175	37	63	—
240 Littlefield Avenue	April 3, 2013	—	—	—	—
101st Road	April 26, 2013	115	52	49	—
Americas Gateway	May 22, 2013	739	341	325	—
Route 100	June 12, 2013	539	175	382	—
1 Dodge Drive	June 20, 2013	330	112	233	—
17 Madison	July 23, 2013	169	50	98	—
550 Delancy	July 25, 2013	716	117	197	—
Melanie Lane	September 30, 2013	1,468	366	606	—
Michele	October 17, 2013	426	104	128	—
Meadow	October 17, 2013	161	46	60	—
Ethel	November 6, 2013	607	262	143	—
Dorsey	November 15, 2013	451	64	102	—
Forbes	December 11, 2013	531	52	209	—
Broadway	December 19, 2013	293	21	28	—
Pennsy	December 23, 2013	514	151	150	—
JFK Airgate	December 27, 2013	3,238	731	991	—

Total 2013 Acquisitions		$10,583	$2,706	$3,797	$—

Rental revenues set forth above include adjustments for straight-line rents and amortization of lease intangibles.

(3)	Reflects the adjustment to acquisitions costs as if the 2013 Acquisitions had occurred on January 1, 2012.

(4)	Reflects the adjustment to interest expense as if the $50.0 million term loan at an interest rate of LIBOR plus the applicable LIBOR margin of 1.65% and draws of approximately $31.0 million on the Company’s revolving credit facility at an interest rate of LIBOR plus the applicable LIBOR margin of 1.65% had occurred on January 1, 2012 to fund the respective acquisitions.

(5)	Reflects the adjustment to the basic and diluted weighted average common shares outstanding as if the February 19, 2013 follow-on offering of 5,750,000 shares of common stock at a price per share of $16.60 and the July 11, 2013 follow-on offering of 5,750,000 shares of common stock at a price of $18.25 had occurred on January 1, 2013.

Terreno Realty Corporation

Pro Forma Condensed Consolidated Statement of Operations

and Comprehensive Income

For the Year Ended December 31, 2012

(in thousands – except share and per share data)

(Unaudited)

	Terreno Realty Corporation (1)	2012 Acquisitions		2013 Acquisitions		Pro Forma Adjustments		Pro Forma Terreno Realty Corporation
REVENUES
Rental revenues	$31,173	$6,858	(2)	$17,236	(2)	$—		$55,267

Total revenues	31,173	6,858		17,236		—		55,267

COSTS AND EXPENSES
Property operating expenses	8,986	1,571	(2)	4,465	(2)	—		15,022
Depreciation and amortization	9,133	2,240	(2)	6,563	(2)	—		17,936
General and administrative	6,403	—		—		—		6,403
Acquisition costs	2,238	—		—		(2,238)	(3)	—

Total costs and expenses	26,760	3,811		11,028		(2,238)		39,361

OTHER INCOME (EXPENSE)
Interest and other income	37	—		—		—		37
Interest expense, including amortization	(5,472)	(633)	(2)	—	(2)	(1,524)	(4)	(7,629)

Total other income and expenses	(5,435)	(633)		—		(1,524)		(7,592)

(Loss) income from continuing operations	(1,022)	2,414		6,208		714		8,314

Discontinued operations
Income from discontinued operations	1,050	—		—		—		1,050
Gain on sales of real estate investments	4,037	—		—		—		4,037

Income from discontinued operations	5,087	—		—		—		5,087

Net income	4,065	2,414		6,208		714		13,401
Preferred stock dividends	(1,604)	—		—		(1,961)	(5)	(3,565)

Net and comprehensive income	2,461	2,414		6,208		(1,247)		9,836
Allocation to participating securities	(24)	—		—		—		(24)

Net and comprehensive income available to common stockholders	$2,437	$2,414		$6,208		$(1,247)		$9,812

EARNINGS PER COMMON SHARE—BASIC AND DILUTED:
(Loss) income from continuing operations available to common stockholders	$(0.20)							$0.19
Income from discontinued operations	0.39							0.21

Net income available to common stockholders	$0.19							$0.40

BASIC AND DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	13,135,440					11,697,568	(6)	24,833,008

See accompanying notes to unaudited pro forma condensed consolidated statement of operations and comprehensive income.

Terreno Realty Corporation

Notes to Pro Forma Condensed Consolidated Statement of Operations

and Comprehensive Income

For the Year Ended December 31, 2012

(Unaudited)

(1)	Represents the audited historical consolidated operations of Terreno Realty Corporation (the “Company”) for the year ended December 31, 2012. See the historical consolidated financial statements and notes thereto included in the Company’s 2012 Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on February 15, 2013.

(2)	The following table sets forth the incremental rental revenues, operating expenses, depreciation and amortization and interest expense of the 2013 and 2012 Acquisitions for the year ended December 31, 2012 based on the historical and pro forma operations of such properties for the periods prior to acquisition by the Company as if the properties were acquired January 1, 2012 (dollars in thousands).

	Acquisition Date	Rental Revenues	Operating Expenses	Depreciation and Amortization	Interest Expense
Global Plaza	March 16, 2012	$—	$—	$—	$—
Garfield	May 30, 2012	1,521	515	634	—
Whittier	June 12, 2012	—	—	—	—
Caribbean	July 3, 2012	1,812	356	302	—
78th Avenue	July 23, 2012	—	100	29	—
Manhattan Beach	July 31, 2012	651	116	229	—
Carlton Court	August 2, 2012	199	49	58	—
Troy Hill	August 17, 2012	343	85	173	118
26th Street	September 25, 2012	895	117	289	228
Sweitzer	October 15, 2012	548	86	274	—
17600 West Valley Highway	December 14, 2012	760	82	123	287
631 Brennan	December 19, 2012	—	—	—	—
South Main	December 20, 2012	129	65	129	—

Total 2012 Acquisitions		$6,858	$1,571	$2,240	$633

	Acquisition Date	Rental Revenues	Operating Expenses	Depreciation and Amortization	Interest Expense
107th Avenue	March 6, 2013	$621	$139	$186	$—
SeaTac 8th Ave	March 21, 2013	796	170	289	—
240 Littlefield Avenue	April 3, 2013	—	—	—	—
101st Road	April 26, 2013	360	163	154	—
Americas Gateway	May 22, 2013	1,900	878	836	—
Route 100	June 12, 2013	1,208	392	856	—
1 Dodge Drive	June 20, 2013	705	240	498	—
17 Madison	July 23, 2013	302	90	175	—
550 Delancy	July 25, 2013	1,269	207	349	—
Melanie Lane	September 30, 2013	1,970	491	812	—
Michele	October 17, 2013	572	139	171	—
Meadow	October 17, 2013	216	62	80	—
Ethel	November 6, 2013	815	352	190	—
Dorsey	November 15, 2013	606	85	135	—
Forbes	December 11, 2013	713	69	278	—
Broadway	December 19, 2013	393	28	37	—
Pennsy	December 23, 2013	689	203	199	—
JFK Airgate	December 27, 2013	4,101	757	1,318	—

Total 2013 Acquisitions		$17,236	$4,465	$6,563	$—

Global Plaza, Whittier and 631 Brennan were acquired from unrelated third-parties after a sale/leaseback transaction and did not have historical revenues and expenses as the properties were accepted, owned and operated by the tenants. As such, no property operations have been reflected in the accompanying unaudited pro forma condensed consolidated statement of operations and comprehensive income.

Rental revenues set forth above include adjustments for straight-line rents and amortization of lease intangibles.

(3)	Reflects the adjustment to acquisition costs as if the 2013 and 2012 Acquisitions had occurred on January 1, 2012.

(4)	Reflects the adjustment to interest expense as if the $50.0 million term loan at an interest rate of LIBOR plus the applicable LIBOR margin of 1.65% and draws of approximately $31.0 million on the Company’s revolving credit facility at an interest rate of LIBOR plus the applicable LIBOR margin of 1.65% had occurred on January 1, 2012.

(5)	Reflects the adjustment to preferred stock dividends as if the 7.75% Series A Preferred Stock offering of 1,840,000 shares at a price per share of $25.00 had occurred on January 1, 2012.

(6)	Reflects the adjustment to the basic and diluted weighted average common shares outstanding as if the January 13, 2012 follow-on offering of 4,000,000 shares of common stock at a price per share of $14.25, the February 13, 2012 sale of 61,853 shares of common stock at a price per share of $14.25 upon the exercise by the underwriters of their option to purchase additional shares, the follow-on offering of 5,750,000 shares of common stock at a price per share of $16.60 and the follow-on offering of 5,750,000 shares of common stock at a price per share of $18.25 had occurred on January 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Terreno Realty Corporation

Date: February 18, 2014	By:	/s/ Jaime J. Cannon
Jaime J. Cannon
Chief Financial Officer

Exhibit Index

Exhibit Number	Title

23.1*	Consent of Independent Auditor

*	Filed herewith